                               EXHIBIT (8)(j)(3)

                 AMENDED SCHEDULE A TO PARTICIPATION AGREEMENT

                       PARTICIPATION AGREEMENT ADDENDUM

                                  SCHEDULE A
                                   Accounts

                         Effective Date:  July 1, 2001

This Schedule shall be effective as of the date listed above, and replaces and supersedes Schedule A to the Participation Agreement dated March 21, 1997 (as amended) among Variable Insurance Products Fund III, Fidelity Distributors Corporation and Transamerica Life Insurance Company.

-----------------------------------------------------------------------------------------------------
                                                                      Date of Resolutions of
                                                                       Company's Board which
       Name of Contracts                 Name of Accounts            established the Accounts
-----------------------------------------------------------------------------------------------------

    Fidelity Income Plus                Fidelity Variable             August 24, 1979 (by an
 Individual Variable Annuity             Annuity Account              affiliate subsequently
          Contracts                                                  acquired by the Company)
-----------------------------------------------------------------------------------------------------

     Transamerica Landmark
 Individual and Group Variable        Separate Account VA B              January 19, 1990
       Annuity Contracts
-----------------------------------------------------------------------------------------------------

     Transamerica Freedom
 Individual and Group Variable        Separate Account VA B              January 19, 1990
       Annuity Contracts
-----------------------------------------------------------------------------------------------------

   Retirement Income Builder            Retirement Builder
  Individual Variable Annuity        Variable Annuity Account             March 29, 1996
           Contracts
-----------------------------------------------------------------------------------------------------

    Immediate Income Builder            Retirement Builder
   Variable Annuity Contracts        Variable Annuity Account             March 29, 1996
-----------------------------------------------------------------------------------------------------

  Portfolio Select Individual           Retirement Builder
  Variable Annuity Contracts         Variable Annuity Account             March 29, 1996
-----------------------------------------------------------------------------------------------------

  Retirement Income Builder II          Retirement Builder
      Individual Variable            Variable Annuity Account             March 29, 1996
       Annuity Contracts
-----------------------------------------------------------------------------------------------------
       Transamerica Extra             Separate Account VA C              February 20, 1997
      Individual and Group
   Variable Annuity Contracts
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
     Transamerica Access             Separate Account VA D              February 20, 1997
     Individual and Group
  Variable Annuity Contracts
-----------------------------------------------------------------------------------------------------

  Privilege Select Individual         Separate Account VA E              February 20, 1997
  Variable Annuity Contracts
-----------------------------------------------------------------------------------------------------
     Premier Asset Builder            Separate Account VA F                May 15, 2000
      Individual Variable
       Annuity Contracts
-----------------------------------------------------------------------------------------------------

  Immediate Income Builder II         Separate Account VA J                May 15, 2000
 Individual Variable Immediate
       Annuity Contracts
-----------------------------------------------------------------------------------------------------

        Advantage V                 PFL Corporate Account One             August 10, 1998
-----------------------------------------------------------------------------------------------------

        PFL Variable               PFL Variable Life Account A             July 1, 1999
    Universal Life Policy
-----------------------------------------------------------------------------------------------------

  Legacy Builder Plus Variable            Legacy Builder                 November 20, 1998
      Universal Life Policy              Separate Account
-----------------------------------------------------------------------------------------------------


In witness whereof, we have hereunto set our hand as of the dates indicated:

Transamerica Life Insurance Company        Variable Insurance Products Fund III

By:     /s/ Larry N. Norman                By:     /s/ Robert A. Dwight
        -------------------------                  ----------------------

        Larry N. Norman                            Bob Dwight
        -------------------------                  ----------------------

Title:  President                          Title:  Treasurer
        -------------------------                  ----------------------


Fidelity Distributors Corporation

By:     /s/ Mike Kellogg
        -------------------------

        Mike Kellogg
        -------------------------

Title:  Executive Vice President
        -------------------------